                                                                      EXHIBIT 24

                               POWER OF ATTORNEY



     The undersigned hereby constitutes and appoints Barton L. Faber his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Metromail Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.



Dated:  June 11, 1996



                                       /s/ Susan L. Henricks
                                     -------------------------
                                     Susan L. Henricks

                               POWER OF ATTORNEY



     The undersigned hereby constitutes and appoints Barton L. Faber his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Metromail Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.



Dated:  June 11, 1996



                                       /s/ Ronald G. Eidell
                                     ------------------------
                                     Ronald G. Eidell

                               POWER OF ATTORNEY



     The undersigned hereby constitutes and appoints Barton L. Faber his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Metromail Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.



Dated:  June 11, 1996



                                       /s/ Kenneth A. Glowacki
                                     ---------------------------
                                     Kenneth A. Glowacki

                               POWER OF ATTORNEY



     The undersigned hereby constitutes and appoints Barton L. Faber his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Metromail Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.



Dated:  June 11, 1996



                                       /s/ Peter F. Murphy
                                     -----------------------
                                     Peter F. Murphy

                               POWER OF ATTORNEY



     The undersigned hereby constitutes and appoints Barton L. Faber his or her true and lawful attorney-in-fact, with full power and authority, for the purpose of executing, in the name and on behalf of the undersigned as a director and/or officer of Metromail Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of the Company's Common Stock and any and all amendments to such Registration Statement, including post-effective amendments, and to deliver on behalf of the undersigned such Registration Statement and any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorney-in-fact full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of these presents.



Dated:  June 11, 1996



                                       /s/ Jonathan P. Ward
                                     ------------------------
                                     Jonathan P. Ward